Lehman Brothers
                                                                                                                 8/1/2006 2:21:11 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                       Yield Table - Bond 2-A3

                                            ---------------------------------------------
                                                      Bond Summary - Bond 2-A3
                                            ---------------------------------------------
                                            Fixed Coupon: 6.440           Type: Fixed
                                            Orig Bal:     17666000

                                            Factor:       1.0000000
                                            Factor Date:  07/25/06    Next Pmt: 08/25/06
                                            Delay:        24             Cusip:
                                            ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               6 CPR             8 CPR               10 CPR            12 CPR            14 CPR             16 CPR                18 CPR            20 CPR            22 CPR
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 Price         Yield   Duration  Yield   Duration   Yield  Duration   Yield  Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration   Yield   Duration
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
99-27+         6.50     11.911    6.50    11.288    6.50    10.547     6.50  9.805      6.49     9.076      6.49    8.393     6.49    7.787      6.48   7.211      6.48   6.666
99-28+         6.50               6.50              6.50               6.49             6.49                6.49              6.48               6.48              6.48
99-29+         6.50               6.49              6.49               6.49             6.49                6.48              6.48               6.48              6.47
 99-30         6.49               6.49              6.49               6.49             6.48                6.48              6.48               6.47              6.47
 99-31         6.49               6.49              6.49               6.48             6.48                6.48              6.47               6.47              6.46
100-00         6.49     11.920    6.49    11.295    6.48    10.553     6.48  9.810      6.48     9.081      6.47    8.397     6.47    7.791      6.47   7.214      6.46   6.668
100-01         6.49               6.48              6.48               6.48             6.47                6.47              6.47               6.46              6.46
100-02         6.48               6.48              6.48               6.48             6.47                6.47              6.46               6.46              6.45
100-02+        6.48               6.48              6.48               6.47             6.47                6.46              6.46               6.45              6.45
100-03+        6.48               6.48              6.47               6.47             6.47                6.46              6.46               6.45              6.44
100-04+        6.48     11.928    6.48    11.303    6.47    10.559     6.47  9.815      6.46     9.085      6.46    8.401     6.45    7.794      6.45   7.217      6.44   6.671

Average Life      24.10              21.35             18.61              16.27            14.28               12.61             11.27              10.09             9.06
First Pay         12/25/29           02/25/27          06/25/24           02/25/22         02/25/20            07/25/18          02/25/17           11/25/15          07/25/14
Last Pay          09/25/30           12/25/27          03/25/25           11/25/22         11/25/20            03/25/19          11/25/17           09/25/16          09/25/15

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr   3-yr    5-yr      10-yr   30-yr    Lib BM    1-mo      2-mo    3-mo      6-mo    1-yr     2-yr     3-yr       4-yr    5-yr     7-yr     8-yr     9-yr     10-yr   12-yr    15-yr    20-yr   25-yr   30-yr
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Yield   5.0734   5.2596   5.1185 5.0627  5.0210    5.0648   5.1242    Yield   5.3900    5.4400  5.4800    5.5500  5.6282   5.5514   5.5292     5.5371  5.5551   5.5938   5.6108   5.6286   5.6468   5.6743   5.7046   5.7274  5.7278  5.7206

      Coupon                     5.1250 4.8750  5.1250    5.1250   4.5000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers
                                                                                                                7/31/2006 6:58:07 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                  Discount Margin Table - Bond 2-A1

                                     -------------------------------------------------------------
                                                      Bond Summary - Bond 2-A1
                                     -------------------------------------------------------------
                                     Initial Coupon: 5.515      Type:             Fltr
                                     Orig Bal:       109058000
                                                                Formula:          (LIB_1M)+13.0bp
                                     Factor:         1.0000000  Cap/Floor/Margin: 100.00/0.13/0.13
                                     Factor Date:    07/25/06   Next Pmt:         08/25/06
                                     Delay:          0          Cusip:
                                     -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               15 CPR 60 PPC     20 CPR 75 PPC    25 CPR 90 PPC    30 CPR 100 PPC   35 CPR 120 PPC   40 CPR 150 PPC   50 CPR 200 PPC
---------------------------------------------------------------------------------------------------------------------------------------
   Price        DM   Duration    DM   Duration   DM    Duration    DM   Duration    DM   Duration     DM   Duration    DM    Duration
---------------------------------------------------------------------------------------------------------------------------------------
  99-29+        17     1.947     18     1.595    19     1.349      19     1.225     20    1.036       22     0.841     25     0.640
   99-30        16               17              18                18               19                20               23
  99-30+        15               16              16                17               17                18               20
   99-31        15               15              15                15               16                17               18
  99-31+        14               14              14                14               14                15               15
  100-00        13     1.948     13     1.596    13     1.349      13     1.226     13    1.037       13     0.842     13     0.640
  100-00+       12               12              12                12               12                11               11
  100-01        11               11              11                11               10                 9                8
  100-01+       11               10              10                 9                9                 8                6
  100-02        10                9               8                 8                7                 6                3
  100-02+       9      1.949      8     1.597     7     1.350       7     1.226      6    1.037        4     0.842      1     0.641

Average Life         2.13             1.72            1.44              1.30            1.09               0.88             0.66
First Pay          08/25/06         08/25/06        08/25/06          08/25/06        08/25/06           08/25/06         08/25/06
Last Pay           06/25/11         06/25/10        09/25/09          04/25/09        11/25/08           05/25/08         11/25/07

                                     -------------------------------------------------------------
                                                      Bond Summary - Bond 1-A1
                                     -------------------------------------------------------------
                                     Initial Coupon: 5.465      Type:             Fltr
                                     Orig Bal:       298370000
                                                                Formula:          (LIB_1M)+8.0bp
                                     Factor:         1.0000000  Cap/Floor/Margin: 100.00/0.08/0.08
                                     Factor Date:    07/25/06   Next Pmt:         08/25/06
                                     Delay:          0          Cusip:
                                     -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               15 CPR 60 PPC     20 CPR 75 PPC    25 CPR 90 PPC    30 CPR 100 PPC   35 CPR 120 PPC   40 CPR 150 PPC   50 CPR 200 PPC
---------------------------------------------------------------------------------------------------------------------------------------
   Price        DM   Duration    DM   Duration   DM    Duration    DM   Duration    DM   Duration     DM   Duration    DM    Duration
---------------------------------------------------------------------------------------------------------------------------------------
  99-29+        13     1.580     14     1.183    16     0.935      18     0.766     20    0.643       22     0.549     26     0.415
   99-30        12               13              14                16               17                19               23
  99-30+        11               12              13                14               15                16               19
   99-31        10               11              11                12               13                13               15
  99-31+        9                 9              10                10               10                11               12
  100-00        8      1.581      8     1.183     8     0.936       8     0.767      8    0.643        8     0.550      8     0.416
  100-00+       7                 7               6                 6                6                 5                4
  100-01        6                 5               5                 4                3                 2                1
  100-01+       5                 4               3                 2                1                -0               -3
  100-02        4                 3               1                -0               -2                -3               -7
  100-02+       3      1.582      2     1.184    -0     0.937      -2     0.767     -4    0.644       -6     0.550    -10     0.416

Average Life       1.71              1.26             0.98          0.80             0.67              0.57             0.43
First Pay        08/25/06          08/25/06         08/25/06      08/25/06         08/25/06         08/25/06          08/25/06
Last Pay         05/25/10          05/25/09         09/25/08      04/25/08         01/25/08         10/25/07          06/25/07

                                     -------------------------------------------------------------
                                                      Bond Summary - Bond 1-A2
                                     -------------------------------------------------------------
                                     Initial Coupon: 5.545      Type:             Fltr
                                     Orig Bal:       231092000
                                                                Formula:          (LIB_1M)+16.0bp
                                     Factor:         1.0000000  Cap/Floor/Margin: 100.00/0.16/0.16
                                     Factor Date:    07/25/06   Next Pmt:         08/25/06
                                     Delay:          0          Cusip:
                                     -------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               15 CPR 60 PPC     20 CPR 75 PPC    25 CPR 90 PPC    30 CPR 100 PPC   35 CPR 120 PPC   40 CPR 150 PPC   50 CPR 200 PPC
---------------------------------------------------------------------------------------------------------------------------------------
   Price        DM   Duration    DM   Duration   DM    Duration    DM   Duration    DM   Duration     DM   Duration    DM    Duration
---------------------------------------------------------------------------------------------------------------------------------------
  99-29+        17     5.705     18     4.424    18     3.554      19     2.910     19    2.419       20     2.023     21     1.486
   99-30        17               17              18                18               19                19               20
  99-30+        17               17              17                18               18                18               19
   99-31        17               17              17                17               17                17               18
  99-31+        16               16              16                17               17                17               17
  100-00        16     5.706     16     4.425    16     3.554      16     2.911     16    2.419       16     2.024     16     1.487
  100-00+       16               16              16                15               15                15               15
  100-01        15               15              15                15               15                14               14
  100-01+       15               15              15                14               14                14               13
  100-02        15               15              14                14               13                13               12
  100-02+       15     5.707     14     4.426    14     3.555      13     2.912     13    2.420       12     2.024     11     1.487

Average Life       7.14             5.25            4.07              3.26             2.66               2.19              1.58
First Pay        05/25/10         05/25/09        09/25/08          04/25/08         01/25/08           10/25/07          06/25/07
Last Pay         01/25/19         11/25/15        11/25/13          06/25/12         06/25/11           09/25/10          01/25/09

                                     -----------------------------------------------------------
                                                      Bond Summary - Bond 1-A4
                                     -----------------------------------------------------------
                                     Initial Coupon: 5.635      Type:             Fltr
                                     Orig Bal:       66005000
                                                                Formula:          (LIB_1M)+25.0bp
                                     Factor:         1.0000000  Cap/Floor/Margin: 100.00/0.25/0.25
                                     Factor Date:    07/25/06   Next Pmt:         08/25/06
                                     Delay:          0          Cusip:
                                     -----------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               15 CPR 60 PPC     20 CPR 75 PPC    25 CPR 90 PPC    30 CPR 100 PPC   35 CPR 120 PPC   40 CPR 150 PPC   50 CPR 200 PPC
---------------------------------------------------------------------------------------------------------------------------------------
   Price        DM   Duration    DM   Duration   DM    Duration    DM   Duration    DM   Duration     DM   Duration    DM    Duration
---------------------------------------------------------------------------------------------------------------------------------------
  99-29+        27     4.007     27     3.139    28     2.544      29     2.112     29    1.774       30     1.499     32     1.091
   99-30        27               27              27                28               28                29               31
  99-30+        26               26              27                27               28                28               29
   99-31        26               26              26                26               27                27               28
  99-31+        25               25              26                26               26                26               26
  100-00        25     4.010     25     3.141    25     2.546      25     2.114     25    1.776       25     1.500     25     1.092
  100-00+       25               25              24                24               24                24               24
  100-01        24               24              24                24               23                23               22
  100-01+       24               24              23                23               22                22               21
  100-02        23               23              23                22               22                21               19
  100-02+       23     4.013     23     3.143    22     2.548      21     2.116     21    1.777       20     1.501     18     1.093

Average Life       5.09             3.78             2.96              2.40             1.98               1.64            1.17
First Pay        08/25/06         08/25/06         08/25/06          08/25/06         08/25/06           08/25/06        08/25/06
Last Pay         01/25/20         11/25/16         10/25/14          06/25/13         04/25/12           04/25/11        01/25/10

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr    5-yr      10-yr    30-yr      Lib BM   1-mo    2-mo    3-mo     6-mo     1-yr     2-yr     3-yr     4-yr    5-yr     7-yr    8-yr     9-yr     10-yr    12-yr    15-yr    20-yr   25-yr    30-yr
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Yield    5.0734   5.2596   5.1185   5.0627  5.0210     5.0648   5.1242     Yield   5.3900  5.4400  5.4800   5.5500   5.6282   5.5514   5.5292   5.5371  5.5551   5.5938  5.6108   5.6286    5.6468   5.6743   5.7046   5.7274  5.7278  5.7206
      Coupon                     5.1250   4.8750  5.1250     5.1250   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                 1/1

Lehman Brothers
                                                                                                                7/31/2006 7:02:41 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                       Yield Table - Bond 2-A3

                                            ---------------------------------------------
                                                      Bond Summary - Bond 2-A3
                                            ---------------------------------------------
                                            Fixed Coupon: 6.440          Type: Fixed
                                            Orig Bal:     17666000

                                            Factor:       1.0000000
                                            Factor Date:  07/25/06   Next Pmt: 08/25/06
                                            Delay:        24            Cusip:
                                            ---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------
                15 CPR 60 PPC     20 CPR 75 PPC      25 CPR 90 PPC     30 CPR 100 PPC    35 CPR 120 PPC    40 CPR 150 PPC     50 CPR 200 PPC
-----------------------------------------------------------------------------------------------------------------------------------------------
Price         Yield   Duration   Yield  Duration   Yield   Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration
-----------------------------------------------------------------------------------------------------------------------------------------------
99-27+         6.49    8.753     6.49     7.326     6.48  6.210      6.47     5.410      6.46    4.600     6.44    3.694      6.39   2.210
99-28+         6.49              6.48               6.47             6.46                6.45              6.44               6.37
99-29+         6.48              6.48               6.47             6.46                6.45              6.43               6.36
99-30          6.48              6.47               6.47             6.46                6.44              6.42               6.35
99-31          6.48              6.47               6.46             6.45                6.44              6.41               6.34
100-00         6.48    8.757     6.47     7.329     6.46  6.212      6.44     5.411      6.43    4.602     6.41    3.695      6.33   2.211
100-01         6.47              6.46               6.45             6.44                6.42              6.40               6.31
100-02         6.47              6.46               6.45             6.43                6.42              6.39               6.30
100-02+        6.47              6.46               6.44             6.43                6.41              6.39               6.29
100-03+        6.46              6.45               6.44             6.42                6.41              6.38               6.28
100-04+        6.46    8.761     6.45     7.332     6.43  6.214      6.42     5.413      6.40    4.603     6.37    3.696      6.26   2.211

Average Life      13.47              10.32             8.24              6.90                5.65               4.37              2.46
First Pay       07/25/19           11/25/16          10/25/14          03/25/13            08/25/11           03/25/10          09/25/08
Last Pay        01/25/20           11/25/16          10/25/14          06/25/13            04/25/12           04/25/11          04/25/09

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr     5-yr  10-yr   30-yr    Lib BM    1-mo      2-mo    3-mo       6-mo  1-yr      2-yr      3-yr       4-yr    5-yr     7-yr     8-yr     9-yr    10-yr   12-yr    15-yr    20-yr   25-yr  30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Yield  5.0734   5.2596   5.1185   5.0627   5.0210 5.0648   5.1242    Yield    5.3900  5.4400   5.4800    5.5500  5.6282   5.5514   5.5292     5.5371  5.5551   5.5938   5.6108   5.6286   5.6468  5.6743   5.7046   5.7274  5.7278 5.7206
      Coupon                    5.1250   4.8750   5.1250 5.1250   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                 1/1

Lehman Brothers
                                                                                                                7/31/2006 7:00:59 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                       Yield Table - Bond 2-A3

                                            ---------------------------------------------
                                                      Bond Summary - Bond 2-A3
                                            ---------------------------------------------
                                            Fixed Coupon: 6.440          Type: Fixed
                                            Orig Bal:     17666000

                                            Factor:       1.0000000
                                            Factor Date:  07/25/06   Next Pmt: 08/25/06
                                            Delay:        24            Cusip:
                                            ---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------
                15 CPR 60 PPC     20 CPR 75 PPC      25 CPR 90 PPC     30 CPR 100 PPC    35 CPR 120 PPC    40 CPR 150 PPC     50 CPR 200 PPC
-----------------------------------------------------------------------------------------------------------------------------------------------
Price         Yield   Duration   Yield  Duration   Yield   Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration
-----------------------------------------------------------------------------------------------------------------------------------------------
99-26+         6.50    8.752     6.49     7.325     6.48  6.209      6.48     5.409      6.47    4.600     6.45    3.693      6.40   2.209
99-27+         6.49              6.49               6.48             6.47                6.46              6.44               6.39
99-28+         6.49              6.48               6.47             6.46                6.45              6.44               6.37
99-29+         6.48              6.48               6.47             6.46                6.45              6.43               6.36
99-30+         6.48              6.47               6.46             6.45                6.44              6.42               6.35
99-31+         6.48    8.757     6.47     7.328     6.46  6.212      6.45     5.411      6.43    4.602     6.41    3.695      6.33   2.210
100-00+        6.47              6.46               6.45             6.44                6.43              6.40               6.32
100-01+        6.47              6.46               6.45             6.44                6.42              6.39               6.30
100-02+        6.47              6.46               6.44             6.43                6.41              6.39               6.29
100-03+        6.46              6.45               6.44             6.42                6.41              6.38               6.28
100-04+        6.46    8.761     6.45     7.332     6.43  6.214      6.42     5.413      6.40    4.603     6.37    3.696      6.26   2.211

Average Life       13.47             10.32             8.24              6.90               5.65                  4.37              2.46
First Pay        07/25/19          11/25/16          10/25/14          03/25/13           08/25/11              03/25/10          09/25/08
Last Pay         01/25/20          11/25/16          10/25/14          06/25/13           04/25/12              04/25/11          04/25/09

                                           ---------------------------------------------
                                                   Bond Summary - Bond 2-A4 NAS
                                           ---------------------------------------------
                                           Fixed Coupon: 6.170          Type: Fixed
                                           Orig Bal:     18995000

                                           Factor:       1.0000000
                                           Factor Date:  07/25/06   Next Pmt: 08/25/06
                                           Delay:        24            Cusip:
                                           ---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------
                15 CPR 60 PPC     20 CPR 75 PPC      25 CPR 90 PPC     30 CPR 100 PPC    35 CPR 120 PPC    40 CPR 150 PPC     50 CPR 200 PPC
-----------------------------------------------------------------------------------------------------------------------------------------------
Price         Yield   Duration   Yield  Duration   Yield   Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration
-----------------------------------------------------------------------------------------------------------------------------------------------
99-25          6.21    5.703     6.21     5.439     6.21  5.179      6.21     4.879      6.20    4.404     6.20    3.889      6.18   2.913
99-26          6.21              6.21               6.20             6.20                6.20              6.19               6.17
99-27          6.20              6.20               6.20             6.19                6.19              6.18               6.16
99-28          6.20              6.19               6.19             6.19                6.18              6.17               6.15
99-29          6.19              6.19               6.19             6.18                6.17              6.16               6.14
99-30          6.19    5.705     6.18     5.442     6.18  5.181      6.17     4.881      6.17    4.405     6.16    3.891      6.12   2.914
99-31          6.18              6.18               6.17             6.17                6.16              6.15               6.11
100-00         6.17              6.17               6.17             6.16                6.15              6.14               6.10
100-01         6.17              6.17               6.16             6.16                6.15              6.13               6.09
100-02         6.16              6.16               6.16             6.15                6.14              6.12               6.08
100-03         6.16    5.708     6.15     5.444     6.15  5.184      6.14     4.883      6.13    4.407     6.12    3.892      6.07   2.915

Average Life       7.44               6.97              6.53              6.04               5.33                  4.60              3.31
First Pay        08/25/09           08/25/09          09/25/09          10/25/09           11/25/09              01/25/10          04/25/09
Last Pay         01/25/20           11/25/16          10/25/14          06/25/13           04/25/12              04/25/11          01/25/10

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr    5-yr   10-yr   30-yr    Lib BM    1-mo      2-mo    3-mo       6-mo  1-yr      2-yr      3-yr       4-yr    5-yr     7-yr     8-yr     9-yr    10-yr   12-yr    15-yr    20-yr   25-yr  30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Yield  5.0734   5.2596   5.1185   5.0627   5.0210  5.0648   5.1242    Yield    5.3900  5.4400   5.4800    5.5500  5.6282   5.5514   5.5292     5.5371  5.5551   5.5938   5.6108   5.6286   5.6468  5.6743   5.7046   5.7274  5.7278 5.7206
      Coupon                    5.1250   4.8750   5.1250  5.1250   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                 1/1

Lehman Brothers
                                                                                                                 8/1/2006 2:27:04 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                     Yield Table - Bond 2-A4 NAS

                                            ---------------------------------------------
                                                    Bond Summary - Bond 2-A4 NAS
                                            ---------------------------------------------
                                            Fixed Coupon: 6.170          Type: Fixed
                                            Orig Bal:     18995000

                                            Factor:       1.0000000
                                            Factor Date:  07/25/06   Next Pmt: 08/25/06
                                            Delay:        24            Cusip:
                                            ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                10 CPR             15 CPR            20 CPR            25 CPR            30 CPR             35 CPR                40 CPR            45 CPR            50 CPR
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 Price         Yield   Duration  Yield   Duration   Yield  Duration   Yield   Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration   Yield   Duration
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 99-26         6.21     6.210     6.21    5.696     6.20     5.347     6.20  5.049      6.20     4.638      6.19    4.208     6.19    3.788      6.18   3.327      6.16   2.740
 99-27         6.21               6.20              6.20               6.20             6.19                6.19              6.18               6.17              6.15
 99-28         6.20               6.20              6.19               6.19             6.18                6.18              6.17               6.16              6.14
 99-29         6.20               6.19              6.19               6.18             6.18                6.17              6.16               6.15              6.13
 99-30         6.19               6.19              6.18               6.18             6.17                6.16              6.15               6.14              6.12
 99-31         6.19     6.213     6.18    5.699     6.18     5.349     6.17  5.052      6.16     4.640      6.16    4.210     6.15    3.789      6.13   3.328      6.11   2.741
100-00         6.18               6.17              6.17               6.17             6.16                6.15              6.14               6.12              6.09
100-01         6.18               6.17              6.16               6.16             6.15                6.14              6.13               6.11              6.08
100-02         6.17               6.16              6.16               6.15             6.14                6.13              6.12               6.10              6.07
100-03         6.17               6.16              6.15               6.15             6.14                6.13              6.11               6.09              6.06
100-04         6.16     6.217     6.15    5.702     6.15     5.352     6.14  5.054      6.13     4.642      6.12    4.211     6.10    3.790      6.08   3.329      6.05   2.742

Average Life       8.36               7.42              6.82                6.33              5.68               5.05               4.46              3.85              3.10
First Pay        08/25/09           08/25/09          08/25/09            09/25/09          10/25/09           12/25/09           02/25/10          07/25/09          02/25/09
Last Pay         03/25/25           12/25/19          09/25/16            07/25/14          01/25/13           12/25/11           02/25/11          06/25/10          12/25/09

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr  3-yr    5-yr      10-yr   30-yr    Lib BM    1-mo      2-mo    3-mo       6-mo  1-yr      2-yr      3-yr       4-yr    5-yr     7-yr     8-yr     9-yr    10-yr   12-yr    15-yr    20-yr   25-yr  30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Yield  5.0734   5.2596   5.1185 5.0627     5.0210 5.0648   5.1242    Yield    5.3900  5.4400   5.4800    5.5500  5.6282   5.5514   5.5292     5.5371  5.5551   5.5938   5.6108   5.6286   5.6468  5.6743   5.7046   5.7274  5.7278 5.7206
      Coupon                    5.1250 4.8750     5.1250 5.1250   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                 1/1

Lehman Brothers
                                                                                                                 8/1/2006 2:21:11 PM
                                                                                                              jessiche:LXS0611_FINAL
                                                         Price-Yield Report
                                                      Settlement Date: 07/31/06
                                                       Yield Table - Bond 2-A4

                                            ---------------------------------------------
                                                    Bond Summary - Bond 2-A4 NAS
                                            ---------------------------------------------
                                            Fixed Coupon: 6.170          Type: Fixed
                                            Orig Bal:     18995000

                                            Factor:       1.0000000
                                            Factor Date:  07/25/06   Next Pmt: 08/25/06
                                            Delay:        24            Cusip:
                                            ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
               6 CPR             8 CPR               10 CPR            12 CPR            14 CPR             16 CPR                18 CPR            20 CPR            22 CPR
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 Price         Yield   Duration  Yield   Duration   Yield  Duration   Yield   Duration  Yield   Duration   Yield   Duration   Yield  Duration   Yield  Duration   Yield   Duration
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 99-25         6.22     6.839     6.22    6.478     6.22     6.209     6.21  5.977      6.21     5.782      6.21    5.616     6.21    5.474      6.21   5.346      6.21   5.226
 99-26         6.21               6.21              6.21               6.21             6.21                6.21              6.21               6.20              6.20
 99-27         6.21               6.21              6.21               6.20             6.20                6.20              6.20               6.20              6.20
 99-28         6.21               6.20              6.20               6.20             6.20                6.20              6.19               6.19              6.19
 99-29         6.20               6.20              6.20               6.19             6.19                6.19              6.19               6.19              6.19
 99-30         6.20     6.843     6.19    6.482     6.19     6.213     6.19  5.980      6.19     5.785      6.18    5.619     6.18    5.477      6.18   5.349      6.18   5.228
 99-31         6.19               6.19              6.19               6.18             6.18                6.18              6.18               6.18              6.17
100-00         6.19               6.18              6.18               6.18             6.18                6.17              6.17               6.17              6.17
100-01         6.18               6.18              6.18               6.17             6.17                6.17              6.17               6.16              6.16
100-02         6.18               6.17              6.17               6.17             6.17                6.16              6.16               6.16              6.16
100-03         6.17     6.848     6.17    6.486     6.17     6.216     6.16  5.983      6.16     5.788      6.16    5.622     6.15    5.479      6.15   5.351      6.15   5.230

Average Life       9.61               8.89              8.36              7.93              7.58                 7.29               7.04               6.82            6.62
First Pay        08/25/09           08/25/09          08/25/09          08/25/09          08/25/09             08/25/09           08/25/09           08/25/09        08/25/09
Last Pay         09/25/30           12/25/27          03/25/25          11/25/22          11/25/20             03/25/19           11/25/17           09/25/16        09/25/15

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr  3-yr    5-yr      10-yr   30-yr    Lib BM    1-mo      2-mo    3-mo       6-mo  1-yr      2-yr      3-yr       4-yr    5-yr     7-yr     8-yr     9-yr    10-yr   12-yr    15-yr    20-yr   25-yr  30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       Yield  5.0734   5.2596   5.1185 5.0627     5.0210 5.0648   5.1242    Yield    5.3900  5.4400   5.4800    5.5500  5.6282   5.5514   5.5292     5.5371  5.5551   5.5938   5.6108   5.6286   5.6468  5.6743   5.7046   5.7274  5.7278 5.7206
      Coupon                    5.1250 4.8750     5.1250 5.1250   4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at
www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York,
NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                 1/1